                    [LONG ISLAND FINANCIAL CORP. LETTERHEAD]


                         REPORTS SECOND QUARTER RESULTS

ISLANDIA, N.Y. (Business Wire) - July 18, 2005 - Long Island Financial Corp. (the "Company") (NASDAQ/NMS: LICB), the holding company for Long Island Commercial Bank (the "Bank"), today reported net income of $807,000, or $.51 per diluted share, for the three months ended June 30, 2005, compared to a loss of $897,000, or $.56 per diluted share for the three months ended June 30, 2004. For the six months ended June 30, 2005, the Company reported net income $1.7 million, or $1.05 per diluted share, compared to net income of $24,000, or $.02 per diluted share, for the six months ended June 30, 2004. The financial results for the three and six months ended June 30, 2004, were substantially impacted by provisions both for loan losses and automobile loan expenses recognized with regard to the Company's automobile loan portfolio.

Total assets amounted to $539.7 million at June 30, 2005, a decrease of $5.8 million, or 1.1%, from the $545.5 million held at June 30, 2004. At June 30, 2005, loans, excluding automobile loans, net of unearned income and deferred fees, had increased by $30.7 million, or 15.0%, from the June 30, 2004 level. Year-over-year, the average balance of demand deposits increased $10.0 million, or 10.5%, from $96.1 million for the six months ended June 30, 2004, to $106.1 million for the six months ended June 30, 2005. The average balance of savings deposits increased by $18.1 million, or 17.6%, from $103.2 million at June 30, 2004, to $121.3 million at June 30, 2005.


AUTOMOBILE LOANS
----------------

As discussed in prior quarter press releases, the Company continues to monitor the performance of its automobile loan portfolio. At June 30, 2005, the automobile loan portfolio consisted of 664 loans with balances aggregating $13.1 million. Automobile loans represented 5.3% of the Bank's loan portfolio, net of unearned income and deferred fees. Delinquencies at June 30, 2005, were $227,102, or 1.7% of the portfolio.

The Company incurred operating expenses relating to the automobile loan portfolio of $131,000 for the quarter ended June 30, 2005, compared to $798,000 for the quarter ended June 30, 2004. Those expenses include expenses for legal services, portfolio servicing and administration, collateral perfection, verification and disposition, and audit and accounting services. While the Company expects to continue to incur operating expenses related to the automobile loan portfolio, it expects those expenses to decrease as the portfolio matures. Operating costs for the automobile loan portfolio are expensed when incurred and recorded in "automobile loan expense" in the consolidated statements of earnings.


SUMMARY
-------

"We are particularly pleased with our financial results to date," stated Douglas
C. Manditch, President and Chief Executive Officer, "Our ability to generate core business in the current environment is being demonstrated this year with continued growth in our loan portfolio despite rapid run-off in the automobile loan portfolio. Core deposits such as demand and savings scored double-digit gains year-over-year in period-end balances, and more importantly, average balances." Continuing, he added: "We are cautiously optimistic moving into the second half of 2005.

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While we are encouraged by the disposition of automobiles resulting in less than projected losses during May and June, we still face an extremely competitive environment with the automobile loan portfolio. We also expect that continued growth in our loan portfolio will necessitate modest quarterly provisions, similar to the $50,000 provision made for the three months ended June 30, 2005."

On May 25, 2005, the Board of Directors of Long Island Financial Corp. declared a dividend of $.12 per common share. The dividend was paid on July 1, 2005, to stockholders of record on June 17, 2005.

Long Island Commercial Bank, the wholly-owned subsidiary of Long Island Financial Corp., is a New York state chartered commercial bank, which began operations in January of 1990, and provides commercial and consumer banking services through twelve branch offices, maintaining its headquarters in Islandia. The Bank is an independent local bank emphasizing personal service and responsiveness to the needs of its customers.

                                 BRANCH OFFICES
                                 --------------

   Suffolk County, N.Y.           Nassau County, N.Y.       Kings County, N.Y.
---------------------------       -------------------       ------------------
Islandia         Babylon          Jericho    Westbury       Bay Ridge-Brooklyn
Central Islip    Deer Park
Melville         Ronkonkoma
Shirley          Smithtown
Hauppauge

THIS RELEASE MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS REGARDING ECONOMIC, LEGISLATIVE, AND REGULATORY ISSUES THAT MAY IMPACT THE COMPANY'S EARNINGS IN FUTURE PERIODS. FACTORS THAT COULD CAUSE FUTURE RESULTS TO VARY MATERIALLY FROM CURRENT MANAGEMENT EXPECTATIONS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, DEPOSIT FLOWS, REAL ESTATE VALUES, AND COMPETITION; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES, OR GUIDELINES; CHANGES IN LEGISLATION OR REGULATION; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL,
REGULATORY AND TECHNOLOGICAL FACTORS AFFECTING THE COMPANY'S OPERATIONS, PRICING, PRODUCTS, AND SERVICES.


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


                           LONG ISLAND FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                JUNE 30,       DECEMBER 31,       JUNE 30,
                                                                                 2005             2004             2004
                                                                                 ----             ----             ----
ASSETS:
Cash and due from banks                                                        $  11,539       $  10,310      $  11,383
Interest earning deposits                                                          1,441              37            177
Federal funds sold                                                                     -               -              -
                                                                               ----------      ----------     ----------
              Total cash and cash equivalents                                     12,980          10,347         11,560
Securities available-for-sale, at fair value                                     255,545         278,814        269,735
Federal Home Loan Bank stock, at cost                                              4,200           4,925          6,800
Loans, held for sale                                                                 838             604          1,257
Loans, net of unearned income and deferred fees                                  249,125         243,477        239,150
Less allowance for loan losses                                                    (4,066)         (5,591)        (6,722)
                                                                               ----------      ----------     ----------
              Loans, net                                                         245,059         237,886        232,428
Premises and equipment, net                                                        5,220           5,422          5,710
Accrued interest receivable                                                        3,203           3,342          3,162
Bank owned life insurance                                                          7,924           7,779          7,646
Deferred tax asset, net                                                            2,896           3,169          5,423
Prepaid expenses and other assets                                                  1,814           2,521          1,802
                                                                               ----------      ----------     ----------
              Total assets                                                     $ 539,679       $ 554,809      $ 545,523
                                                                               ----------      ----------     ----------

LIABILITIES AND STOCKHOLDERS' EQUITY:

Deposits:
    Demand deposits                                                            $ 112,424       $  99,876      $  97,259
    Savings deposits                                                             118,786         123,142        106,518
    NOW and money market deposits                                                106,400         126,509         77,140
    Time deposits, $100,000 or more                                               15,272           9,863         11,864
    Other time deposits                                                           62,974          58,905         73,043
                                                                               ----------      ----------     ----------
              Total deposits                                                     415,856         418,295        365,824
Federal funds purchased and securities sold under agreements to repurchase        13,000          27,500         69,900
Other borrowings                                                                  71,000          71,000         76,000
Subordinated debentures                                                            7,732           7,732          7,732
Accrued expenses and other liabilities                                             3,584           3,245          3,453
                                                                               ----------      ----------     ----------
              Total liabilities                                                $ 511,172       $ 527,772      $ 522,909
                                                                               ----------      ----------     ----------

Stockholders' equity:
    Common stock (par value $.01 per share; 10,000,000 shares authorized;
      1,878,792, 1,850,378, and 1,842,850 shares issued;
      1,541,892, 1,513,478, and 1,505,950 shares outstanding, respectively)           19              19             18
    Surplus                                                                       22,165          21,590         21,400
    Accumulated surplus                                                           12,716          11,417          9,996
    Accumulated other comprehensive loss                                          (2,215)         (1,811)        (4,622)
    Treasury stock at cost, (336,900 shares)                                      (4,178)         (4,178)        (4,178)
                                                                               ----------      ----------     ----------
              Total stockholders' equity                                          28,507          27,037         22,614
                                                                               ----------      ---------      ----------
              Total liabilities and stockholders' equity                       $ 539,679       $ 554,809      $ 545,523
                                                                               ----------      ----------     ----------




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



                           LONG ISLAND FINANCIAL CORP.
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                            FOR THE THREE MONTHS        FOR THE SIX MONTHS
                                                                                ENDED JUNE 30,             ENDED JUNE 30,
                                                                                --------------             --------------

                                                                                2005        2004           2005        2004
                                                                                ----        ----           ----        ----
Interest income:
     Loans                                                                $    4,070  $    3,871     $    8,021   $    7,671
     Securities                                                                2,838       2,757          5,775        5,304
     Federal funds sold and earning deposits                                      62           3             72            5
                                                                                 ---         ---            ---          ---
         Total interest income                                                 6,970       6,631         13,868       12,980
                                                                               -----       -----         ------       ------
Interest expense:
     Savings deposits                                                            490         272            911          563
     NOW and money market deposits                                               579         223          1,013          459
     Time deposits, $100,000 or more                                             101          60            171          129
     Other time deposits                                                         551         593          1,058        1,241
     Borrowed funds                                                              839         871          1,760        1,637
     Subordinated debentures                                                     209         206            415          413
                                                                                 ---         ---            ---          ---
         Total interest expense                                                2,769       2,225          5,328        4,442
                                                                               -----       -----          -----        -----
         Net interest income                                                   4,201       4,406          8,540        8,538
                                                                               -----       -----          -----        -----
Provision for loan losses                                                         50       5,000            125        5,500
                                                                                  --       -----            ---        -----
         Net interest income after provision for loan losses                   4,151        (594)         8,415        3,038
                                                                               -----        -----         -----        -----
Other operating income:
     Service charges on deposit accounts                                         706         618          1,344        1,270
     Net gain on sales and calls of securities                                     -       2,483              -        2,880
     Net gain on sale of residential loans                                       147         204            283          396
     Earnings on bank-owned life insurance                                        91         100            180          395
     Other                                                                       226         128            391          263
                                                                                 ---         ---            ---          ---
         Total other operating income                                          1,170       3,533          2,198        5,204
                                                                               -----       -----          -----        -----
Other operating expenses:
     Salaries and employee benefits                                            2,158       1,870          4,252        4,001
     Occupancy expense                                                           342         314            684          629
     Premises and equipment expense                                              377         379            720          766
     Automobile loan expense                                                     131         798            254          855
     Other                                                                     1,063       1,067          2,113        2,160
                                                                               -----       -----          -----        -----
         Total other operating expenses                                        4,071       4,428          8,023        8,411
                                                                               -----       -----          -----        -----

         Income before income taxes                                            1,250      (1,489)         2,590         (169)
Income taxes                                                                     443        (592)           923         (193)
                                                                                 ---        -----           ---         -----

         Net income                                                       $      807  $     (897)     $   1,667   $       24
                                                                                 ---        -----         -----           --

Basic earnings per share                                                  $      .53  $     (.60)     $    1.09   $      .02
                                                                                 ---        -----          ----          ---
Diluted earnings per share                                                $      .51  $     (.56)     $    1.05   $      .02
                                                                                 ---        -----          ----          ---
Weighted average shares outstanding                                        1,533,004   1,503,606      1,527,443    1,501,067
                                                                           ---------   ---------      ---------    ---------
Diluted weighted average shares outstanding                                1,592,957   1,588,510      1,590,321    1,585,710
                                                                           ---------   ---------      ---------    ---------




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




                           LONG ISLAND FINANCIAL CORP.
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                               JUNE 30,           DECEMBER 31,          JUNE 30,
                                                                 2005                 2004                2004
                                                                 ----                 ----                ----

ASSET QUALITY RATIOS AND OTHER DATA
-----------------------------------
Total non-performing loans (1)                               $       -            $      89            $      56
Allowance for loan losses                                        4,066                5,591                6,722
Non-performing loans as a percent of
        total loans, net (1)(2)                                      - %                .04 %                .02 %
Non-performing loans as a percent of
        total assets (1)                                             - %                .02 %                .01 %
Allowance for loan losses as a percent of
        Non-performing loans (1)                                     - %              6,282 %             12,004 %
        Total loans, net (2)                                      1.63 %               2.30 %               2.81 %

Book value per share                                         $   18.49            $   17.86            $   15.02
Book value per share, as adjusted (3)                        $   19.92            $   19.06            $   18.09
Shares outstanding                                           1,541,892            1,513,478            1,505,950
Full service offices                                                12                   12                   12



                                                                       FOR THE THREE MONTHS        FOR THE SIX MONTHS
                                                                          ENDED JUNE 30,             ENDED JUNE 30,
                                                                          --------------           ------------------
                                                                       2005          2004             2005        2004
                                                                       ----          ----             ----        ----
Interest rate spread                                                   2.66%          3.02%           2.74%       2.97%
Net interest margin                                                    3.19%          3.40%           3.24%       3.35%


(1) Non-performing loans consist of all non-accrual loans and all other loans 90 days or more past due and still accruing interest. It is the Company's policy to generally cease accruing interest on all loans 90 days or more past due.
(2)    Loans include loans, net of unearned income and deferred fees.
(3) Excludes net unrealized depreciation/appreciation in available-for-sale securities, net of tax.



CONTACT:
Douglas C. Manditch, President & CEO
LONG ISLAND FINANCIAL CORP.
1601 Veterans Memorial Highway, Suite 120
Islandia, New York 11749
Voice: (631) 348-0888  Fax: (631) 348-0830
WWW.LICB.COM
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